BRICKLAYERS AND ALLIED CRAFTWORKERS

October 7, 2024

SUMMARY OF THE HIT

■	$6.6 billion in assets

■	Opened doors in 1984

■	Successor to the Mortgage Investment Trust, created by the AFL-CIO Executive Council in 1965 led by President George Meany

■	Established to encourage and assist development of lower income housing while creating employment for the construction trades

■	Affordable housing creation and preservation

■	Union construction jobs creation – 100% union labor requirement

■	Successful record generating economic impacts that benefit underserved communities

■	Offers higher income, government/agency quality mortgage investments

As of June 30, 2024

607	$10.9 Billion	$21.9 Billion	$47.6 Billion	$20.2 Billion	207.6 Million	237,200	129,003
Projects	in HIT Investment, including New Markets Tax Credit (NMTC) allocations	in total development cost	in total economic benefits	in personal income, including wages and benefits with $10.4 Billion for construction workers	hours of on-site union construction work created	total jobs generated across communities	housing and healthcare units, with 67% affordable housing

*Source: Pinnacle Economics, Inc., and HIT. Job and economic impacts provided are estimates calculated using IMPLAN, an input-output model based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data current as of June 30, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

HIT INVESTMENT CYCLE

Union Plans Invest in HIT

Union plans make investments in the HIT, generating a competitive return, current work hours for their members and sustainable community impacts

HIT Finances Projects

HIT investments support development and rehabilitation of multifamily housing – impacting local communities and supporting additional economic development,

Makes Construction-related Investments

Construction-related investments help achieve competitive returns for its investors, while all construction work must be performed utilizing union labor.

Generates Union Work and Community Jobs

Construction projects create quality union construction jobs and additional jobs and impacts for the local communities beyond the job site.

Union Workers Contribute to Pension Funds

For each hour of work, workers contribute to pension plans, providing more capital to be invested and the cycle continues

PROJECTS COMMITTED/IN CONSTRUCTION

AS OF JUNE 30, 2024

39	Projects
23	Cities represented across 11 states
6,209	Housing units, with 53% affordable housing
$1.0B	Invested or allocated
$3.7B	in total development cost
$6.6B	in total economic impacts
24.5M	Hours of on-site union construction work created

*Source:Pinnacle Economics, Inc.,and HIT. Job and economic impacts provided are estimates calculated using IMPLAN, an input-output model based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data current as of June 30, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

HIT’S FOOTPRINT SINCE INCEPTION

*Source: HIT, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data current as of June 30, 2024.

THE U.S. IS FACING A HOUSING AFFORDABILITY CRISIS

●	Number of renters living in unaffordable housing has reached an all-time high and includes households across the income spectrum and around the country

●	Share of cost-burdened renters rose to 50% in 2022, up 3.2% from 2019

●	Dwindling supply of low-rent units worsening cost burdens – the share of low-rent units nationwide dropped from 22% of the stock to just 16% in the last decade

Source: Joint Center for Housing Studies of Harvard University; JCHS tabulations of US Census Bureau, American Community Survey 1-Year Estimates.
Notes: Moderately (severely) cost-burdened households spend 30–50% (more than 50%) of income on rent and utilities. Households with zero or negative income are assumed to have burdens, and households that are not required to pay rent are assumed to be unburdened. Estimates for 2020 are omitted because of data collection issues experienced during the pandemic.	6

MORE THAN A THIRD OF RENTERS ARE COST BURDENED IN EVERY STATE IN THE COUNTRY

Notes: Cost-burdened households spend more than 30% of income on rent and utilities. Households with zero or negative income are assumed to be burdened, while households that are not required to pay rent are assumed to be unburdened.
Source: JCHS tabulations of US Census Bureau, 2022 American Community Survey 1-Year Estimates.	7

HOUSING AFFORDABILITY CRISIS SUPPORTS RENTAL DEMAND

●	Home purchase affordability remains low, and apartment rents remain near record highs

●	Persistently high mortgage rates (>7% for 30-year fixed rate loans) have contributed to low home affordability

●	Nonetheless, average rent is significantly lower than the average mortgage payment

●	National rental property vacancy rates are low historically; recent demand is largely keeping up with supply growth

●	With home prices at record highs and borrowing costs an ongoing barrier to home purchase, high demand for multifamily housing should continue

Apartment Rents Still Near Historic Highs

Source: Haver Analytics, Bloomberg L.P.; Apartmentlist.com; U.S. Census Bureau; Berkadia Proprietary Holding LLC; Yardi Matrix

WHAT HOUSING PRESENTS TO LABOR

LABOR’S POWER

Capital

Products that invest in a responsible way offer opportunities to leverage capital for greater impact

Voice

Can advocate for:

●	housing policies

●	labor standards tied to government programs

●	responsible contractor policies

WHAT HIT OFFERS

AFL-CIO Housing Investment Trust 1227 25th Street, NW, Suite 500 Washington, DC 20037 (202) 331-8055 www.aflcio-hit.com

Chang Suh, CFA
CEO and Chief Investment Officer
csuh@aflcio-hit.com

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or as a recommendation of any kind.

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